Exhibit 10.19

CAPITAL LODGING

2004 OPTION PLAN

The purpose of the Capital Lodging 2004 Option Plan (the “Plan”) is to provide (i) designated employees of Capital Lodging (the “Trust”) and its subsidiaries and affiliates, (ii) certain consultants and advisors who perform services for the Trust or its subsidiaries and affiliates and (iii) non-employee members of the Board of Trustees of the Trust (the “Board”) with the opportunity to receive grants of incentive stock options and nonqualified stock options. The Trust believes that the Plan will encourage the participants to contribute materially to the growth of the Trust, thereby benefiting the Trust’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1. Administration.

(a) Committee. The Plan shall be administered by the Compensation Committee of the Trust (the “Committee”), which shall consist of two or more persons who are “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee trustees. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board or such subcommittee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Trust, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2. Options.

Awards under the Plan may consist of grants of incentive stock options (“Incentive Stock Options”) and nonqualified stock options (“Nonqualified Stock Options”), as described in Section 5 (Incentive Stock Options and Nonqualified Stock Options are hereinafter collectively referred to as “Options”). All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Options shall be made conditional upon the grantee’s acknowledgement, in writing or by acceptance of the Option, that all decisions and determinations of the Committee shall be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such Option. Options granted under the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan.

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of common shares of beneficial interest, $0.001 par value, of the Trust (the “Common Shares”) that may be issued or transferred under the Plan is              Common Shares. The maximum aggregate number of Common Shares that shall be subject to Options made under the Plan to any individual during any calendar year shall be              Common Shares, subject to adjustment as described below. The Common Shares may be authorized but unissued Common Shares or reacquired Common Shares, including Common Shares purchased by the Trust on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the Common Shares subject to such Options shall again be available for purposes of the Plan.

(b) Adjustments. If there is any change in the number or kind of Common Shares outstanding (i) by reason of a share dividend, spinoff, recapitalization, share split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Shares as a class without the Trust’s receipt of consideration, or if the value of outstanding Common Shares is substantially reduced as a result of a spinoff or the Trust’s payment of an extraordinary dividend or distribution, the maximum number of Common Shares available for Options, the maximum number of Common Shares that any individual participating in the Plan may be granted in any year, the number of Common Shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per Common Share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Common Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional Common Shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4. Eligibility for Participation.

(a) Eligible Persons. All employees of the Trust and its subsidiaries and affiliates, including, but not limited to, employees of Capital Lodging, L.P., a Delaware limited partnership in which the Trust is the general partner through its wholly-owned subsidiary Capital Lodging, LLC, (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Trustees”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Trust or any of its subsidiaries and affiliates (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Trust or its subsidiaries and affiliates, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Trust’s securities.

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Trustees and Key Advisors to receive Options and shall determine the number of Common Shares subject to a particular Option in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Trustees who receive Options under this Plan shall hereinafter be referred to as “Grantees.”

5. Granting of Options.

(a) Number of Shares. The Committee shall determine the number of Common Shares that will be subject to each grant of Options to Employees, Non-Employee Trustees and Key Advisors.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Trust or its subsidiaries (as defined in section 424(f) of the Code). Nonqualified Stock Options may be granted to Employees, Non-Employee Trustees and Key Advisors.

(ii) The purchase price (the “Exercise Price”) of Common Shares subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Common Shares on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Trust or any parent or subsidiary of the Trust, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Common Shares on the date of grant.

(iii) If the Common Shares are publicly traded, then the Fair Market Value per Common Share shall be determined as follows: (x) if the principal trading market for the Common Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Common Shares are not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Common Shares on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Shares are not publicly traded or, if publicly traded, are not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per Common Share shall be as determined by the Committee.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Trust, or any parent or subsidiary of the Trust, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any Common Shares so purchased shall be restricted Common Shares and shall be subject to a repurchase right in favor of the Trust during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such Common Shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Common Shares on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii) In the event the Grantee ceases to be employed by, or provide service to, the Trust on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all Common Shares underlying any exercised portion of an Option for which the Trust has not yet delivered the share certificates, upon refund by the Trust of the Exercise Price paid by the Grantee for such Common Shares. Upon any exercise of an Option, the Trust may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) For purposes of the Plan:

(A) The term “Employer” shall mean the Trust, Capital Lodging, L.P. and any other subsidiary corporation, partnership or other affiliated entity of the Trust, as determined by the Committee.

(B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(C) “Disability” shall mean, unless otherwise determined by the Committee, a Grantee’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Grantee, and if the Employer does maintain such a Plan that covers the Grantee, “Disability” shall mean the Grantee becoming disabled within the meaning set forth in section 22(e)(3) of the Code.

(D) “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Trust, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Trust. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering Common Shares owned by the Grantee (including Common Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of Common Shares having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve, to the extent permitted by applicable law. Common Shares used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Trust with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) as specified by the Committee.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Trust or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Trust or a parent (within the meaning of section 424(e) of the Code) or a subsidiary (within the meaning of section 424(f) of the Code) of the Trust.

6. Deferrals.

The Committee may permit or require a Grantee to defer receipt of the delivery of Common Shares that would otherwise be due to such Grantee in connection with any Option. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

7. Withholding of Taxes.

(a) Required Withholding. All Options shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Options pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Options, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Options.

(b) Election to Withhold Shares. Unless the Committee determines otherwise, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Options by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

8. Transferability of Options.

(a) Nontransferability of Options. Except as provided below, only the Grantee may exercise rights under an Option during the Grantee’s lifetime and a Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Options other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Trust of his or her right to receive the Option under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9. Change of Control of the Trust.

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Trust representing more than 50% of the voting power of the then outstanding securities of the Trust; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the Trust’s initial public offering or the death of a shareholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Trust becomes a subsidiary of another real estate investment trust and in which the shareholders of the Trust, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent real estate investment trust would be entitled in the election of trustees (without consideration of the rights of any class of stock to elect trustees by a separate class vote);

(b) The consummation of (i) a merger or consolidation of the Trust with another real estate investment trust where the shareholders of the Trust, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving real estate investment trust would be entitled in the election of trustees (without consideration of the rights of any class of stock to elect trustees by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of trustees of the surviving real estate investment trust, (ii) a sale or other disposition of all or substantially all of the assets of the Trust, or (iii) a liquidation or dissolution of the Trust; or

(c) After the date this Plan is approved by the shareholders of the Trust, trustees are elected such that a majority of the new members of the Board shall be different than the trustees who were members of the Board immediately prior to the election or nomination, unless the election or nomination for election of each new trustee who was not a trustee was approved by a vote of at least two-thirds of the trustees then still in office who were trustees at the beginning of such period.

10. Consequences of a Change of Control.

(a) Assumption of Options. Upon a Change of Control where the Trust is not the surviving real estate investment trust (or survives only as a subsidiary of another real estate investment trust), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving real estate investment trust (or a parent or subsidiary of the surviving real estate investment trust).

(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Options: the Committee may (i) determine that outstanding Options shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) require that Grantees surrender their outstanding Options in exchange for a payment by the Trust, in cash or Common Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Common Shares subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options or (iii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such acceleration, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).

11. Limitations on Issuance or Transfer of Shares.

No Common Shares shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Common Shares as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing Common Shares issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

12. Amendment and Termination of the Plan.

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after a Option is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 18(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under Section 18(b) or may be amended by agreement of the Trust and the Grantee consistent with the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Trust and its successors and assigns.

13. Funding of the Plan.

This Plan shall be unfunded. The Trust shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Option.

14. Rights of Participants.

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Trustee or other person to any claim or right to be granted a Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ or service of the Employer or any other employment or service rights.

15. No Fractional Shares.

No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be forfeited or otherwise eliminated.

16. Headings.

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

16. Effective Date of the Plan.

The Plan shall be effective on                                      , 2004.

17. Miscellaneous.

(a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, partnership, firm or association, including Options to employees thereof who become Employees, or for other proper business purposes, or (ii) limit the right of the Trust to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Option to an employee of another corporation, partnership, trust or limited liability company who becomes an Employee by reason of a merger, consolidation, acquisition of shares or property, reorganization or liquidation involving the Trust, the parent or any of their subsidiaries in substitution for a stock option grant made by such company. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Trust to issue or transfer Common Shares under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act it is the intent of the Trust that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Trust that the Plan and applicable Options under the Plan comply with the applicable provisions of section 162(m) of the Code, and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Option if it is contrary to law or modify a Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Maryland, without giving effect to the conflict of laws provisions thereof.